CONFIDENTIAL Building a Leading Franchise Next Generation FcRn: IMVT-1402 September 2022 For Investor Audiences Only Exhibit 99.2

CONFIDENTIAL Forward-looking statements 2 This presentation contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. The use of words such as "can," “may,” “might,” “will,” “would,” “should,” “expect,” “believe,” “estimate,” “design,” “plan,” "intend," and other similar expressions are intended to identify forward-looking statements. Such forward looking statements include Immunovant's plan to complete a toxicology study in IMVT-1402 for a planned IND filing in early calendar year 2023 and to start a Phase 1 study in IMVT-1402 in the first quarter of calendar year 2023 with initial results expected in the middle of calendar year 2023; Immunovant's plan to initiate a Phase 2b clinical trial for batoclimab in Chronic Inflammatory Demyelinating Polyneuropathy in the second half of calendar year 2022 with initial results from open-label period 1 expected in the first half of calendar year 2024; Immunovant's plan to initiate a Phase 2 clinical trial for batoclimab in Graves' Disease in early 2023 with initial results expected in the second half of calendar year 2023; Immunovant’s plan to report topline data from its Phase 3 trial for batoclimab in Myasthenia Gravis in the second half of calendar year 2024; Immunovant's plan to initiate two Phase 3 clinical trials for batoclimab in Thyroid Eye Disease in the second half of calendar year 2022 with expected topline data readouts in the first half of calendar year 2025; Immunovant’s plan to finalize its trial design in Warm Autoimmune Hemolytic Anemia following expected interactions with regulators later in calendar year 2022; Immunovant's plan to develop batoclimab and IMVT-1402 across a broad range of autoimmune indications; expectations with respect to the safety and monitoring plan and size of the safety database for these planned clinical trials; the timing of discussions with regulatory agencies; the size and growth of the potential markets for Immunovant's product candidates and indication selections; Immunovant’s plan to explore in subsequent study periods follow-on treatment with alternative dosing regimens; Immunovant’s expectations regarding patient enrollment, timing, design and results of clinical trials of its product candidates and indication selections; Immunovant's expectations regarding its cash runway; Immunovant's beliefs regarding the potential benefits of batoclimab’s and IMVT-1402's unique product attributes; and Immunovant's expectations regarding the issuance and term of any pending patents. All forward-looking statements are based on estimates and assumptions by Immunovant’s management that, although Immunovant believes to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that Immunovant expected. Such risks and uncertainties include, among others: initial results or other preliminary analyses or results of early clinical trials may not be predictive of final trial results or of the results of later clinical trials; results of animal studies may not be predictive of results in humans; the timing and availability of data from clinical trials; the timing of discussions with regulatory agencies, as well as regulatory submissions and potential approvals; the continued development of Immunovant’s product candidates, including the timing of the commencement of additional clinical trials and resumption of current trials; Immunovant’s scientific approach, clinical trial design, indication selection and general development progress; future clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this presentation; any product candidate that Immunovant develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; Immunovant's pending composition of matter patent for IMVT-1402 may not be issued; Immunovant’s product candidates may not be beneficial to patients, or even if approved by regulatory authorities, successfully commercialized; the potential impact of the ongoing COVID-19 pandemic, geopolitical tensions, and adverse macroeconomic conditions on Immunovant’s clinical development plans and timelines; Immunovant’s business is heavily dependent on the successful development, regulatory approval and commercialization of batoclimab and IMVT-1402; Immunovant is at an early stage in development for IMVT-1402 and in various stages of clinical development for batoclimab; and Immunovant will require additional capital to fund its operations and advance batoclimab and IMVT-1402 through clinical development. These and other risks and uncertainties are more fully described in Immunovant’s periodic and other reports filed with the Securities and Exchange Commission (SEC), including in the section titled “Risk Factors” in Immunovant’s most recent Annual Report on Form 10-K, its Form 10-Q filed with the SEC on August 5, 2022, and Immunovant’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Immunovant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All trademarks, trade names, service marks, and copyrights appearing in this presentation are the property of their respective owners. Dates used in this presentation refer to the applicable calendar year unless otherwise noted. For Investor Audiences Only

CONFIDENTIAL Our vision: Normal lives for people with autoimmune disease Driven by our core values 3 Love Trailblazing All Voices Bolder, Faster For Investor Audiences Only

CONFIDENTIAL Building a leading anti-FcRn franchise: Introducing IMVT-1402 4For Investor Audiences Only Novel, fully human, monoclonal antibody inhibiting FcRn- mediated recycling of IgG IMVT-1402 + + + + + + IMVT-1402 is the successful culmination of in-house development Animal studies1 have demonstrated IMVT-1402 may have deep, potentially best-in-class IgG lowering, similar to batoclimab, and yet may have minimal impact on albumin and LDL IMVT-1402 development can be accelerated by leveraging proprietary insights and well-known biology: IgG lowering has translated into clinical efficacy in 10+ late-stage trials2, including trials with batoclimab Phase 1 study planned to initiate in Q1 2023 with initial data expected in mid-2023 Development of IMVT-1402 and batoclimab intended to maximize our FcRn franchise value, with potential composition of matter patent protection for IMVT-1402 to 2042+3 1. Data on file at Immunovant 2. Source: Anti-FcRn data publicly disclosed by Immunovant, Argenx, UCB, and Momenta 3. Assuming issuance of pending patent

CONFIDENTIAL FcRn inhibition has broad potential in autoimmune diseases: 19 announced indications1 across multiple therapeutic areas create clinical and commercial2 opportunity for a franchise approach 5 ENDOCRINOLOGY Thyroid eye disease (TED) Graves’ disease RHEUMATOLOGY Primary Sjogrens syndrome Systemic lupus erythematosus Rheumatoid arthritis NEUROLOGY Myasthenia gravis (MG) Chronic inflammatory demyelinating polyneuropathy (CIDP) Myositis Autoimmune encephalitis Myelin oligodendrocyte glycoprotein antibody disorders (MOG-antibody disorder) HEMATOLOGY Warm autoimmune hemolytic anemia Hemolytic disease of the fetus and newborn Idiopathic thrombocytopenic purpura DERMATOLOGY Bullous pemphigoid Pemphigus foliaceus Pemphigus vulgaris Cutaneous lupus erythematosus RENAL Membranous nephropathy Lupus nephritis 1. Indications announced or in development with anti-FcRn assets by Immunovant, Argenx, JNJ, and UCB 2. If approved by regulatory authorities For Investor Audiences Only

CONFIDENTIAL Anti-FcRn market is unique in terms of breadth of potential indications and in terms of having a strong biomarker 6For Investor Audiences Only IgG reduction is a well-established biomarker for degree of clinical response1 Some patient populations and indications likely need maximal IgG suppression (up to ~80%) to maximize clinical benefit and duration of this need will vary We believe broad validity of IgG as a biomarker across indications enables an accelerated development path for a new anti-FcRn particularly with proprietary patient level data on file 1. Source: Anti-FcRn data publicly disclosed by Immunovant, Argenx, UCB, and Momenta

Next generation anti-FcRn: IMVT-1402

IMVT-1402 has potentially best-in-class attributes to address large unmet need in autoimmune disease 8 01 02 03 8For Investor Audiences Only DEEP IgG LOWERING Animal studies suggest deep dose-dependent IgG lowering similar to batoclimab1 FAVORABLE ANALYTE PROFILE Animal studies support the potential for a favorable analyte profile with no or minimal effect on albumin and LDL CONVENIENT ADMINISTRATION Formulated for simple subcutaneous injection that may enable self-administration at home 04 COMPELLING PATENT PROTECTION2 Pending 1402 composition of matter patent expiring 2042+ 1. Data on file at Immunovant 2. Assuming issuance of pending composition of matter patent as anticipated

CONFIDENTIAL -100 -50 0 50 100 0 7 14 21 28 35 42 56 • 20 monkeys, dosed IV in head-to-head study across four groups • At comparable doses, IgG lowering is similar for both batoclimab and IMVT-1402 • Cynomolgus monkeys observed to be reliable pharmacodynamic proxy for anti-FcRn mediated impacts on IgG1,2 IMVT-1402 and batoclimab demonstrated similar, maximum IgG reduction 9For Investor Audiences Only IgG concentration (mg/mL), mean percent change from baseline ± SD Day 1. Source: Lledo-Garcia, et al, Pharmacokinetic-pharmacodynamic modelling of the anti-FcRn monoclonal antibody rozanolixizumab: Translation from preclinical stages to the clinic, UCB Pharma, 2022. 2. Data on file at Immunovant Batoclimab 50 mg/kg (n=3) IMVT-1402 50 mg/kg (n=7) IMVT-1402 5 mg/kg (n=7) Placebo (n=3) Dose administration Head-to-Head Monkey Study

CONFIDENTIAL 10 IMVT-1402 and placebo demonstrated similar albumin and LDL For Investor Audiences Only Day SD, standard deviation; ULN, upper limit of normal; LLN, lower limit of normal; Arrows indicate time of dosing. Data on file at Immunovant Day Batoclimab 50 mg/kg (n=3) IMVT-1402 50 mg/kg (n=7) IMVT-1402 5 mg/kg (n=7) Placebo (n=3) LDL concentration (mmol/L), mean ± SDAlbumin concentration (g/L), mean ± SD -12 7 14 21 28 35 42 49 56 0 1 2 3 4 //10 20 30 40 50 60 ULN LLN -12 7 14 21 28 35 42 49 56 // Head-to-Head Monkey Study Day -12 7 14 21 28 35 42 49 56 // Cholesterol concentration (mmol/L), mean ± SD 0 1 2 3 4 5 6

IMVT-1402 is designed to deliver maximum IgG reduction while minimizing interference with the albumin binding site

Batoclimab	IMVT-1402



FcRn
Albumin
Batoclimab



FcRn
Albumin
IMVT-1402

IMMUNOVANT

Note: Ribbon representations generated from X-Ray crystal structure.
Batoclimab solved at 2.4Å resolution. IMVT-1402 solved at 2.6Å resolution.

For Investor Audiences Only 11

IMVT-1402 development is well underway, with initial Phase 1 data expected in mid-2023 12 Ongoing in-house development GMP drug product manufacture completed 6-week nonclinical studies completing shortly with IND filing planned in early 2023 Initial Phase 1 data expected in mid-2023 IMVT-1402 development activities included in cash runway guidance into 20251,2 For Investor Audiences Only Novel, fully human, monoclonal antibody inhibiting FcRn-mediated recycling of IgG IMVT-1402 +++ + ++ 1. The assumptions upon which we have based our estimates, including expenditures relating to planned or potential clinical trials, are routinely evaluated and may be subject to change 2. As of September 22, 2022, our cash balance was approximately $410M, and our cash burn for the period from July 1, 2022 to September 22, 2022 was approximately $17M

CONFIDENTIAL Anti-FcRn Franchise Strategy 13

Building an anti-FcRn franchise with differentiated assets to address a range of patient needs 14 Tailored dosing to address varying symptom severity across indications and stage of disease • Short term maximal IgG suppression • Lower chronic doses where less IgG suppression needed • Fixed duration dosing in certain conditions Chronic dosing to address symptom severity and duration for extended periods of time (>12 weeks)1 • Sustained maximal IgG suppression where needed • Chronic delivery with simple subcutaneous delivery in seconds • No or minimal impact to albumin / LDL For Investor Audiences Only Batoclimab + + + + + IMVT-1402 + + + + + 1. Potential outcomes if Phase 1 results are as predicted by pre-clinical studies in cynomolgus monkeys

Building an anti-FcRn franchise with differentiated assets and a rational development strategy to optimize ability to address unmet need 15 Induction and Maintenance in MG, CIDP Fixed Duration in TED ++ + + Batoclimab IMVT-1402 Sustained, maximal IgG suppression in additional therapeutic areas such as Rheumatology and Hematology + + ++ + + + + ++ + + For Investor Audiences Only

CONFIDENTIAL 16For Investor Audiences Only Planning to leverage data and learnings from batoclimab to accelerate development of IMVT-1402 Potential case study in Graves’ Disease Batoclimab Phase 2 trial in Graves’ Disease to define effect size and trial design IMVT-1402 dosing to be informed by parallel planned Phase 1 trial Combine learning to initiate planned pivotal trial with IMVT-1402

Batoclimab and IMVT-1402 have the potential to offer multiple differentiated product features, if approved

		Immunovant Franchise	
Product and program attributes	**efgartigimod[1]**	**batoclimab**	**IMVT-1402[2]**
IgG reduction ~65%	X	X	X
IgG reduction ~80%		X	X
Albumin/LDL changes: none or minimal	X		X
Subcutaneous (SC) formulation delivered in seconds		X	X
Chronic dosing to achieve ~65%	X	X	X
Chronic dosing to achieve ~65% with SC in seconds		X	X
Chronic dosing to achieve ~80% with SC in seconds			X
Induction and maintenance dosing[3]	N/A, requires high dose	MG Ph 3, CIDP	Possible
Fixed duration dosing	Possible	TED Ph 3	Possible
Chronic higher dosing (with saturating dose)	N/A, requires high dose	Not planned	Possible
As needed cyclic dosing	X	Not planned	Not planned

Key product candidate advantages favor batoclimab and IMVT-1402	efgartigimod[1]	batoclimab	IMVT-1402[2]
	1. No Albumin/LDL changes 2. Exclusive Halozyme partnership	1. Deeper IgG reduction with 680 mg 2. SC delivery in seconds	1. 680 mg-like IgG reduction 2. SC delivery in seconds 3. Minimal Albumin/LDL change

1. Source: Argenx Corporate Presentation, June 2022
2. Potential outcomes if Phase 1 results are as predicted by pre-clinical studies in cynomolgus monkeys
3. Induction refers to starting with saturating dose that can achieve ~80% IgG reduction

IMMUNOVANT
For Investor Audiences Only 17

CONFIDENTIAL We believe franchise value is maximized by developing both batoclimab and IMVT-1402 18For Investor Audiences Only Lead asset batoclimab full speed ahead in pivotal programs for MG, TED and CIDP Earlier batoclimab launches may provide faster path to positive cash flow and enable commercial1 synergies across the franchise Complementary new asset IMVT-1402 expected2 to expand opportunity in additional therapeutic areas and increase the clinical and commercial potential of the combined franchise We believe patient level data from batoclimab and strength of IgG as a biomarker can accelerate the development of IMVT-1402 IMVT-1402 composition of matter patent protection to 2042+3 1. If approved by regulatory authorities 2. Potential outcomes if Phase 1 results are as predicted by pre-clinical studies in cynomolgus monkeys 3. Assuming issuance of pending patent

CONFIDENTIAL Summary 19

CONFIDENTIAL Multiple paths to enhanced value creation when batoclimab and IMVT-1402 are developed together 20For Investor Audiences Only GD: Phase 2 Trial Initiation GD: Initial Results at 12 and 24 weeks MG: Topline Results 2023 2024 2025 MG: Phase 3 Trial Initiation TED: Initiation of Phase 3 trials TED: Topline Results for Both Trials CIDP: Initial Results from Open Label Period CIDP: Pivotal 2b Trial Initiation Batoclimab Trial Initiation Batoclimab Data 2022 2026 IMVT-1402: Phase 1 Initiation IMVT-1402: Phase 1 Initial Results IMVT-1402 We believe franchise value is maximized in both the near and longer term1 1. Expected timelines

CONFIDENTIAL A leader in FcRn inhibitor technology dedicated to enabling normal lives for people with autoimmune diseases 21 Batoclimab full speed ahead in MG, TED and CIDP IMVT-1402 designed for differentiation across the key product features for anti-FcRns Multiple paths to enhanced value creation when batoclimab and IMVT- 1402 are developed together For Investor Audiences Only + + ++ + + + + ++ + + + + ++ + + + ++ + ++